                     Direct and Indirect Subsidiaries of
                    The Imperial Home Decor Group Inc.(1)



Entity                                           Its Shareholder
------                                           ---------------
The Imperial Home Decor Group (Canada) ULC       The Imperial Home Decor Group Inc. (100%)

Imperial Home Decor Group Holdings I Limited     The Imperial Home Decor Group Inc. (100%)

WDP Investments, Inc.                            The Imperial Home Decor Group Inc. (100%)

The Imperial Home Decor Group (US) LLC           The Imperial Home Decor Group Inc. (100%)

Vernon Plastics, Inc.                            The Imperial Home Decor Group Inc. (100%)

Imperial Home Decor Group Holdings II Limited    Imperial Home Decor Group Holdings I Limited (100%)

The Imperial Home Decor Group (UK) Limited       Imperial Home Decor Group Holdings II Limited (100%)

Storeys Decorative Products Limited (UK)         Imperial Home Decor Group Holdings II Limited (100%)

Imperial Home Decor Group Realty (UK) Limited    Imperial Home Decor Group Holdings II Limited (100%)

Imperial Pension Trustees Limited (UK)           Imperial Home Decor Group Holdings II Limited (50%)

                                                 The Imperial Home Decor Group (UK) Limited (50%)

Crown Wallpapers, Limited                        Imperial Home Decor Group Holdings II Limited (100%)

Multicolor Wallpapers, Limited                   Imperial Home Decor Group Holdings II Limited (100%)

Riggs of Bridlington, Limited                    Imperial Home Decor Group Holdings II Limited (100%)

Mystique Wallcoverings, Limited                  Imperial Home Decor Group Holdings II Limited (100%)

--------

(1) Excluding Reebor Limited (UK), which is 50% owned by The Imperial Home Decor Group Inc. and 50% owned by others.

Shand Kydd, Limited                              Imperial Home Decor Group Holdings II Limited (100%)

Transprints (UK) Limited                         Imperial Home Decor Group Holdings II Limited (100%)

Rembrandt Engravers, Limited                     Imperial Home Decor Group Holdings II Limited (100%)

Texales (Converters) Limited                     Imperial Home Decor Group Holdings II Limited (100%)